SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 20, 2002


                             STEELTON BANCORP, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)



      Pennsylvania                   0-26499                    25-1830745
----------------------------   ---------------------     -----------------------
(State or Other Jurisdiction   (Commission File No.)     (IRS Employer
     of Incorporation)                                   Indentification Number)


51 South Front Street, Steelton, PA                                      17113
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (717) 939-1966
                                                                  --------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5. Other Events

     On December 20, 2002, the Registrant announced that it has entered into a definitive merger agreement with Sun Bancorp, Inc., Selinsgrove, Pennsylvania, whereby Sun Bancorp, Inc. will acquire the Registrant. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


         Exhibit
         Number                      Description

          2.1 Agreement and Plan of Reorganization, dated as of December 20, 2002

           99       Press Release dated December 20, 2002 *



* Incorporated by reference into the soliciting material filed by the Registrant under Form DEFA14A on December 23, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 STEELTON BANCORP, INC.


Date: December 20, 2002                          By:  /s/ James S. Nelson
                                                      --------------------------
                                                      James S. Nelson
                                                      Executive Vice President